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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------
                                    FORM 8-K
                      ------------------------------------
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               MAY 2, 2005                             333-05188-A
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Date of  Report  (Date  of                        Commission File Number
earliest event reported)

                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                   65-0669842
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
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               (Address of Principal Executive Offices) (Zip Code)



                                 (305) 371-3300
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
            (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On May 2, 2005, the Company received notice and thereby subsequently accepted the resignation of Louis Giordano as a Director.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHONE1GLOBALWIDE, INC.

Date:  May 5, 2005            By:  /s/ Syed Naqvi
                                 ---------------------------------------
                                        Name:  Syed Naqvi
                                        Title: Chief Financial Officer



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